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                                                                   EXHIBIT 10.12


                           GTECH HOLDINGS CORPORATION
                   EXECUTIVE PERQUISITES PROGRAM PARTICIPANTS
                             (A CALENDAR YEAR PLAN)


David Calabro *
Howard Cohen ***
Marc A. Crisafulli ***
Stephen Davidson **
Jean-Pierre Desbiens *
James Hosker**
Jean Marc Lafaille *
Kathleen McKeough *
William Middlebrook *
Vino Mody **
Cynthia Nebergall **
Steven Nowick **
William O'Connor **
Jaymin Patel *
William Pieri *
Robert Plourde*
Frederick Reis **
Antonio Carlos Rocha ***
Donald Stanford *
Donald Sweitzer *
W. Bruce Turner *

* Participant for all or a portion of both calendar years 2000 and 2001. **Participant for all or a portion of calendar year 2000, only.
*** Participant for all or a portion of calendar year 2001, only.